Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,323,315.52
Previously Paid Amount	0.00
Total Fee Amount	597.05
Total Offset Amount	0.00
Net Fee	$ 597.05